                                                                  EXHIBIT 10.25











                            ASSET PURCHASE AGREEMENT

                                     AMONG

                                 TUBOSCOPE INC

                                      AND

                            NEWPARK RESOURCES, INC.,

                         NEWPARK DRILLING FLUIDS, INC.

                                      AND

                             NEWPARK HOLDINGS, INC.

                               November 12, 1999

                               TABLE OF CONTENTS

1.       Definitions......................................................1


2.       Basic Transaction................................................3

         (a)      Purchase and Sale of Assets.............................3
         (b)      Assumption of Liabilities...............................3
         (c)      Purchase Price..........................................3
         (d)      The Closing.............................................3
         (e)      Deliveries at the Closing...............................3
         (f)      Allocation..............................................4

3.       Representations and Warranties of Sellers........................4

         (a)      Organization of Sellers.................................4
         (b)      Authorization of Transaction............................4
         (c)      Noncontravention........................................5
         (d)      Brokers' Fees...........................................5
         (e)      Title to Assets.........................................5
         (f)      Contracts...............................................5
         (g)      Environmental Matters...................................6
         (h)      Powers of Attorney......................................6
         (i)      Litigation..............................................6
         (j)      Limitation on Assumed Liabilities.......................6

4.       Representations and Warranties of Buyer..........................6

         (a)      Organization of Buyer...................................6
         (b)      Authorization of Transaction............................7
         (c)      Noncontravention........................................7
         (d)      Brokers' Fees...........................................7
         (e)      As Is Purchase..........................................7

5.       Pre-Closing Covenants............................................8

         (a)      General.................................................8
         (b)      Notices and Consents....................................8
         (c)      Preservation of Acquired Assets.........................8
         (d)      Full Access.............................................8
         (e)      Notice of Developments..................................8
         (f)      Amendment of Lease Agreement............................8
         (g)      Release.................................................8
         (h)      Removal of Acquired Assets..............................8

6.       Conditions to Obligation to Close................................9

         (a)      Conditions to Obligation of Buyer.......................9
         (b)      Conditions to Obligation of Sellers.....................9


7.       Non-Competition....................................................10


8.       Remedies for Breaches of this Agreement............................10


         (a)      Survival of Representations and Warranties................10
         (b)      Indemnification Provisions for Benefit of Buyer...........10
         (c)      Indemnification Provisions for Benefit of Sellers.........11
         (d)      Matters Involving Third Parties...........................11
         (e)      Other Indemnification Provisions..........................12

9.       Termination........................................................12


         (a)      Termination of Agreement..................................12
         (b)      Effect of Termination.....................................13


10.      Miscellaneous......................................................13


         (a)      Press Releases and Public Announcements...................13
         (b)      No Third-Party Beneficiaries..............................13
         (c)      Entire Agreement..........................................13
         (d)      Succession and Assignment.................................13
         (e)      Counterparts..............................................13
         (f)      Headings..................................................13
         (g)      Notices...................................................14
         (h)      Governing Law.............................................14
         (i)      Amendments and Waivers....................................14
         (j)      Severability..............................................15
         (k)      Expenses..................................................15
         (l)      Construction..............................................15
         (m)      Incorporation of Exhibits and Schedules...................15
         (n)      Specific Performance......................................15
         (o)      Submission to Jurisdiction................................15


Schedule 1--Acquired Assets
Exhibit A--Form of Bill of Sale
Exhibit B--Form of Assignments and Assumption
Exhibit C--Form of Special Warranty Deed
Exhibit D--Allocation Schedule

                            ASSET PURCHASE AGREEMENT

                  This Asset Purchase Agreement is entered into as of November 12, 1999, by and among Tuboscope Inc., a Delaware corporation ("Buyer"), on the one hand, and Newpark Resources, Inc., a Delaware corporation ("Parent"), Newpark Drilling Fluids, Inc., a Texas corporation ("NDF"), and Newpark Holdings, Inc., a Louisiana corporation (together with NDF, the "Selling Subsidiaries," and together with Parent, "Sellers"), on the other hand. Buyer, Newpark and Selling Subsidiaries are referred to collectively herein as the "Parties."

                  This Agreement contemplates a transaction in which Buyer will purchase certain assets owned or held under lease by Sellers in return for Buyer's payment of cash and assumption of certain liabilities related to the Acquired Assets (as defined below).

                  Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Parties agree as follows.

                  1.       Definitions.


                  "Acquired Assets" means all of Sellers' right, title and interest in and to the Core Assets and Non-Core Assets, which represent all or substantially all of the operating assets of Sellers' solids control businesses.

                  "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses and fees, including court costs and attorneys' fees and expenses.

                  "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

                  "Assumed Liabilities" means those liabilities of Sellers with respect to the Leased Assets, which accrue on or after the Closing, under the Lease Agreement.

                  "Buyer" has the meaning set forth in the preface above.

                  "Closing" has the meaning set forth in Section 2(d) below.

                  "Closing Date" has the meaning set forth in Section 2(d) below.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Core Assets" means those assets of Sellers listed under the heading "Core Assets" on Schedule 1 attached hereto.

                  "Environmental Law" means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to:

(A) the protection, preservation, investigation, remediation or restoration of environmental quality, health and safety, or natural resources, or (B) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

                  "Hazardous Substance" means: (A) any substance that is listed, classified or regulated pursuant to or that could result in liability under any Environmental Law; (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (C) any other substance which is the subject of regulatory action by any governmental entity pursuant to any Environmental Law.

                  "IRS" means the Internal Revenue Service.

                  "Knowledge" means actual knowledge after reasonable investigation.

                  "Lease Agreement" means either (i) that certain Master Lease Agreement dated as of February 17, 1999, by and between General Electric Capital Corporation and NDF or (ii) if NDF enters into a new agreement governing its lease of the Leased Assets prior to Closing in accordance with
Section 5(f), such new agreement.

                  "Leased Assets" means those Acquired Assets which are held by Sellers pursuant to the Lease Agreement.

                  "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

                  "Material Adverse Effect" shall mean a material adverse effect on the business, properties, financial condition, results of operations or assets of Buyer or Sellers, as applicable, taken as a whole, or on the ability of Buyer or Sellers, as applicable, to consummate the transactions contemplated hereby.

                  "Non-Core Assets" means those assets or substantially similar assets of Sellers listed under the heading "Non-Core Assets" on Schedule 1 attached hereto.

                  "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

                  "Owned Assets" means those Acquired Assets which are not Leased Assets.

                  "Party" has the meaning set forth in the preface above.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

                  "Purchase Price" has the meaning set forth in Section 2(c) below.




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                  "Securities Act" means the Securities Act of 1933, as
amended.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable,
(c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

                  "Subsidiary" means any corporation, partnership, limited liability company or other entity with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the voting power or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors, general partners, managing members or the equivalent.

                  "Tax" means any real property, personal property, withholding, sales, use, transfer, registration or customs duties or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

                  2.       Basic Transaction.


                           (a)      Purchase and Sale of Assets. On and subject
to the terms and conditions of this Agreement, Buyer agrees to purchase from Sellers, and Sellers agree to sell, transfer, convey, and deliver to Buyer or, if required by Buyer, a Subsidiary of Buyer, all of the Acquired Assets at the Closing for the consideration specified below in this Section 2.

                           (b)      Assumption of Liabilities. On and subject
to the terms and conditions of this Agreement, Buyer agrees to, or to cause a Subsidiary of Buyer to, assume and become responsible for all of the Assumed Liabilities at the Closing. Neither Buyer nor such Subsidiary of Buyer will assume or have any responsibility, however, with respect to any other obligation or Liability of Sellers not included within the definition of Assumed Liabilities.

                           (c)      Purchase Price. In addition to assuming the
Assumed Liabilities, Buyer agrees to, or cause a Subsidiary of Buyer to, pay to Sellers at the Closing $5,470,000 (collectively, the "Purchase Price"), payable by wire transfer of immediately available funds to an account specified by Parent to Buyer at least two business days prior to the Closing.

                           (d)      The Closing. The closing of the
transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Latham & Watkins, 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626, commencing at 9:00 a.m. local time on the business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date or place as the Parties may mutually determine (the "Closing Date").

                           (e)      Deliveries at the Closing. At the Closing,
the following deliveries shall be made by the Parties, as applicable:




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                                    (i) Sellers will deliver to Buyer the
                  certificate referred to in Section 6(a)(v) below;

                                    (ii) Buyer will deliver to Sellers the
                  certificate referred to in Section 6(b)(iv) below;

                                    (iii) Sellers will execute, acknowledge (if
                  appropriate) and deliver to Buyer (A) bills of sale in the form attached hereto as Exhibit A, (B) the assignment and assumption agreement in the form attached hereto as Exhibit B, (C) the grant deed in the form attached hereto as Exhibit C, and (D) such other instruments of sale, transfer, conveyance and assignment as Buyer and its counsel reasonably may request;

                                    (iv) Buyer will execute, acknowledge (if
                  appropriate), and deliver to Sellers (A) the assignment and assumption agreement in the form attached hereto as Exhibit B, and (B) such other instruments of assumption as Sellers and their counsel reasonably request;

                                    (v) Buyer will deliver to Sellers the
                  consideration specified in Section 2(c) above; and

                                    (vi) Buyer will deliver to Sellers, if
                  available, the unconditional release of Sellers from the Assumed Liabilities.

                  (f) Allocation. The Parties agree to allocate the Purchase Price (and all other capitalizable costs) among the Acquired Assets for all purposes (including financial accounting and tax purposes) in accordance with the allocation schedule attached hereto as Exhibit D.

         3. Representations and Warranties of Sellers. Sellers represent and warrant to Buyer that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3).

                  (a) Organization of Sellers. Each of Sellers is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                  (b) Authorization of Transaction. Each of Sellers has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the board of directors of each of Sellers has duly authorized the execution, delivery and performance of this Agreement by Sellers. This Agreement constitutes a valid and legally binding obligation of Sellers, enforceable in accordance with its terms and conditions, except as enforceability may be restricted, limited or delayed by applicable bankruptcy, insolvency, reorganization, moratorium and other laws or equitable principles affecting creditors' rights generally and except




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as enforceability may be subject to general principles of equity and the possible unavailability of equitable remedies.

                  (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in Section 2 above), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which any of Sellers and their Subsidiaries is subject or any provision of the charter or bylaws of any of Sellers and their Subsidiaries, or (ii) except for such consents as may be required in order for Buyer to assume the Assumed Liabilities, conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which any of Sellers and their Subsidiaries is a party or by which they are bound or to which any of their assets is subject (or result in the imposition of any Security Interest upon any of their assets), which, in the case of subsections (i) and (ii) above, would have a Material Adverse Effect on Sellers. Except for the recordation of a special warranty deed with respect to the transfer of any real property, none of Sellers and their Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement (including the assignments and assumptions referred to in Section 2 above).

                  (d) Brokers' Fees. Neither of Sellers nor their Subsidiaries has any Liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Buyer could become liable or obligated.

                  (e) Title to Assets. Sellers have (i) good and marketable title to all of the Owned Assets, free and clear of any Security Interests or restriction on transfer, (ii) good and marketable title to such of the Non-Core Assets as are actually in the possession of Sellers on the Closing Date, and
(iii) valid and enforceable leasehold interests to the Leased Assets, free and clear of any Security Interests or restriction on transfer, except for the Assumed Liabilities.

                  (f) Contracts. The Lease Agreement is the only contract or agreement relating to the Acquired Assets and the Assumed Liabilities to which any of Sellers or their Subsidiaries is a party. Sellers have delivered to Buyer a correct and complete copy of the Lease Agreement. With respect to the Lease Agreement: (i) the agreement is legal, valid, binding, enforceable and in full force and effect, except as enforceability may be restricted, limited or delayed by applicable bankruptcy, insolvency, reorganization, moratorium and other laws or equitable principles affecting creditors' rights generally and except as enforceability may be subject to general principles of equity and the possible unavailability of equitable remedies; (ii) assuming the consent of the lessor thereunder to the assignment and assumption of the Lease Agreement as contemplated by this Agreement, the Lease Agreement will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in Section 2 above); (iii) neither Sellers nor, to the Knowledge of Sellers, any other party is in breach or default, and no event has occurred which with notice or lapse of





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time would constitute a breach or default by Sellers or, to the Knowledge of
Sellers, any other party, or permit termination, modification or acceleration under the agreement by Sellers or, to the Knowledge of Sellers, any other party; and (iv) neither Sellers nor, to the Knowledge of Sellers, any other party has repudiated any provision of the agreement.

                  (g) Environmental Matters. Except for (x) matters that are specifically disclosed in the reports filed by Newpark pursuant to the rules and regulations of the Securities Exchange Act of 1934, as amended, prior to the date hereof (with reference to a specifically named site or claim), (y) matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect on Sellers and (z) matters that do not impact the Acquired Assets which are real property: (i) Sellers and their Subsidiaries comply, and within all applicable statutes of limitations periods have complied, with all applicable Environmental Laws; (ii) none of Sellers or their Subsidiaries has received any notice, demand, letter, claim or request for information alleging that Sellers or any of their Subsidiaries may be in violation of or liable under any Environmental Law; (iii) none of Sellers or any of their Subsidiaries is subject to any orders, decrees or injunctions issued by, or other arrangements with, any governmental entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (iv) there are no circumstances or conditions involving Sellers or any of their Subsidiaries that could reasonably be expected to cause Sellers or any of their Subsidiaries to become subject to any claims, liability, investigations or costs, or to restrictions on the ownership, use or transfer of any property of Sellers or any of their Subsidiaries, pursuant to any Environmental Law.

                  (h) Powers of Attorney. There are no outstanding powers of attorney executed on behalf of any of Sellers and their Subsidiaries relating to the Acquired Assets or Assumed Liabilities.

                  (i) Litigation. None of Sellers or their Subsidiaries (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party or, to the Knowledge of any of the directors and officers (and employees with responsibility for litigation matters) of Sellers and their Subsidiaries, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator which directly relates to or may otherwise directly affect the Acquired Assets or Assumed Liabilities.

                  (j) Limitation on Assumed Liabilities. Sellers represent and warrant that the Assumed Liabilities do not exceed $7,500,000 in the aggregate.

         4. Representations and Warranties of Buyer. Buyer represents and warrants to Sellers that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4).

                  (a) Organization of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.



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                  (b) Authorization of Transaction. Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms and conditions, except as enforceability may be restricted, limited or delayed by applicable bankruptcy, insolvency, reorganization, moratorium and other laws or equitable principles affecting creditors' rights generally and except as enforceability may be subject to general principles of equity and the possible unavailability of equitable remedies.

                  (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in Section 2 above), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which Buyer is subject or any provision of its charter or bylaws, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Buyer is a party or by which it is bound or to which any of its assets is subject, which, in the case of subsections (i) and (ii) above, would have a Material Adverse Effect on Buyer. Buyer does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement (including the assignments and assumptions referred to in Section 2 above).

                  (d) Brokers' Fees. Buyer has no Liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Sellers could become liable or obligated.

                  (e) As Is Purchase. Buyer represents and warrants that it has inspected the Acquired Assets prior to purchase and that it is purchasing the Acquired Assets on an "AS IS" basis and in "WITH ALL FAULTS" condition and, except as specifically provided in this Agreement, none of Sellers is making any warranty, whether expressed or implied, regarding the physical condition of the Acquired Assets, their fitness or suitability for any particular purpose, or the compliance with applicable laws. Without limited the generality of the foregoing, Buyer, by its signature below, hereby acknowledges and agrees (and upon which Sellers shall have materially relied in transferring the Acquired Assets to Buyer on the terms and conditions set forth herein) that, except as otherwise specifically provided in this Agreement, none of Sellers, nor any of their officers, employees or agents, has made any warranty regarding the Acquired Assets, including, but not limited to, any warranty of habitability, merchantability or suitability for a particular purpose, and Buyer hereby expressly disclaims the implied warrant of habitability, the implied warranty of merchantability, the implied warrant of fitness for a particular purpose, and, except as otherwise specifically provided in this Agreement, all expressed or implied warranties relating to the quality of or otherwise relating to the physical condition of the Acquired Assets. In addition, notwithstanding anything contained herein to the contrary, Buyer acknowledges and agrees that none of Sellers is making any representation or warranty regarding the quantity, condition or usefulness of any of the Non-Core Assets, except to the extent of the warranty of title set forth in Section 3(e)




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



         5. Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

                  (a) General. Each of the Parties will use all commercially reasonable efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 6 below).

                  (b) Notices and Consents. Sellers will give (and will cause each of their Subsidiaries to give) any notices to third parties, and Sellers will use all commercially reasonable efforts (and will cause each of their Subsidiaries to use all commercially reasonable efforts) to obtain any third party consents that Buyer reasonably may request in connection with the matters referred to in Section 3(c) above. Each of the Parties will (and cause each of their Subsidiaries to) give any notices to, make any filings with, and use all commercially reasonable efforts to obtain any authorizations, consents, and approvals of, governments and governmental agencies in connection with the matters referred to in Section 3(c) and Section 4(c) above.

                  (c) Preservation of Acquired Assets. Sellers (i) will keep (and will cause each of their Subsidiaries to keep) the Core Assets intact and in good condition and repair not worse than their condition and repair as of the date hereof, except for such wear and tear incurred in the Ordinary Course of Business after the date hereof, and (ii) will not transfer the Acquired Assets to any third party, except that Sellers may transfer the Non-Core Assets to third parties in the Ordinary Course of Business.

                  (d) Full Access. Sellers will permit (and will cause each of their Subsidiaries to permit) representatives of Buyer to have full access at all reasonable times, and in a manner so as not to interfere with the normal business of Sellers, to all books, records, contracts and documents of or pertaining to the Acquired Assets and the Assumed Liabilities.

                  (e) Notice of Developments. Each Party will give prompt written notice to the other Party of any material adverse development causing a breach of any of its representations and warranties in Section 3 and Section 4 above. No disclosure by any Party pursuant to this Section 5(e), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty or breach of covenant.

                  (f) Amendment of Lease Agreement. Sellers shall use commercially reasonable efforts to enter into a new lease agreement with General Electric Capital Corporation which covers solely the Leased Assets and is on terms no less favorable to NDF as the terms of the Lease Agreement in effect as of the date hereof.

                  (g) Release. Buyer shall use commercially reasonable efforts to obtain the unconditional release of Sellers from each of the Assumed Liabilities effective upon the assumption of the Assumed Liabilities by Buyer or its Subsidiary.

                  (h) Removal of Acquired Assets. Buyer shall use commercially reasonable efforts to remove the Acquired Assets from all real property not owned or held under lease by Buyer as soon as practicable and, in any event, within 30 days of the Closing Date.






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



         6. Conditions to Obligation to Close.

                  (a) Conditions to Obligation of Buyer. The obligation of Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                           (i) the representations and warranties of Sellers set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

                           (ii) Sellers shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

                           (iii) Sellers and their Subsidiaries shall have procured all of the third party consents specified in Section 5(b) above;

                           (iv) no action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent the consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) affect adversely the right of Buyer to own the Acquired Assets or perform its obligations under the Assumed Liabilities (and no such injunction, judgment, order, decree, ruling or charge shall be in effect); and

                           (v) Sellers shall have delivered to Buyer a certificate to the effect that each of the conditions specified above in Section 6(a)(i)-(iv) is satisfied in all respects.

Buyer may waive any condition specified in this Section 6(a) if it executes a writing so stating at or prior to the Closing.

                  (b) Conditions to Obligation of Sellers. The obligation of Sellers to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                           (i) the representations and warranties of Buyer set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

                           (ii) Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

                           (iii) no action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling or charge would (A) prevent the consummation of any of the transactions contemplated by this Agreement, or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling or charge shall be in effect);

                           (iv) Buyer shall have delivered to Sellers a certificate to the effect that each of the conditions specified above in Section 6(b)(i)-(iii) is satisfied in all respects; and

                           (v) Buyers shall have obtained the unconditional release of Sellers from each of the Assumed Liabilities effective upon the assumption of the Assumed Liabilities by Buyer.

Sellers may waive any condition specified in this Section 6(b) if it executes a writing so stating at or prior to the Closing.

                  7. Non-Competition. From the Closing Date until the third anniversary of the Closing Date, Sellers shall not, and will not permit their Subsidiaries to, unless acting in accordance with Buyer's prior written consent, directly or indirectly, own, manage, join, operate or control, or participate in the ownership, management, operation or control of, or be connected as a director, officer, employee, partner, consultant or otherwise with, or permit their names to be used by or in connection with, any business or organization which is engaged in the solids control services business or any substantially similar business within the United States; provided, however, that nothing herein shall be deemed or construed to prohibit Sellers and its Subsidiaries from owning or holding, in the aggregate, 5% or less of the capital stock or other equity interests in any entity or organization whose capital stock or equity interests are traded on an established securities exchange or market; and provided further that Buyer shall not unreasonably withhold its consent to allow Sellers to participate in the solids control services business in any geographic region in which Buyer is not engaged in the business of providing solids control services.

                  8. Remedies for Breaches of this Agreement.

                           (a) Survival of Representations and Warranties. All
of the representations and warranties of Buyer and Sellers contained in this Agreement shall survive the Closing (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a period of one year thereafter.

                           (b) Indemnification Provisions for Benefit of Buyer.

                                    (i)      If any of Sellers breaches (or if
                  any third party alleges facts that, if true, would mean either of Sellers has breached) any of its representations, warranties and covenants contained in this Agreement, provided that Buyer makes a written claim for indemnification against Sellers within the survival period in Section 8(a), then Sellers, jointly and severally, agree to indemnify Buyer from and against the entirety of any Adverse Consequences Buyer may suffer through and after the date of the claim for indemnification (including any Adverse Consequences Buyer may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

                                   (ii)     Sellers agree, jointly and
                  severally, to indemnify Buyer from and against the entirety of any Adverse Consequences Buyer may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Liability relating to the Acquired Assets which is not an Assumed Liability to the extent such Liability is based upon acts or omissions occurring prior to the Closing Date.

                  (c) Indemnification Provisions for Benefit of Sellers.

                                    (i) If Buyer breaches (or if any third
                  party alleges facts that, if true, would mean Buyer has breached) any of its representations, warranties and covenants contained in this Agreement, provided that Sellers make a written claim for indemnification against Buyer within the survival period in Section 8(a), then Buyer agrees to indemnify Sellers from and against the entirety of any Adverse Consequences Sellers may suffer through and after the date of the claim for indemnification (including any Adverse Consequences Sellers may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

                                    (ii) Buyer agrees to indemnify Sellers from
                  and against the entirety of any Adverse Consequences Sellers may suffer resulting from, arising out of, relating to, in the nature of, or caused by any Assumed Liability and any Liability relating to the Acquired Assets which are based upon acts or omissions occurring after the Closing Date.

                  (d) Matters Involving Third Parties.

                                    (i) If any third party shall notify any
                  Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against the other Party (the "Indemnifying Party") under this Section 8, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                                    (ii) The Indemnifying Party will have the
                  right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                                    (iii) So long as the Indemnifying Party is
                  conducting the defense of the Third Party Claim in accordance with Section 8(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                                    (iv) If any of the conditions in Section
                  8(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), (B) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

                  (e) Other Indemnification Provisions. The foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant.

                  9. Termination.

                  (a) Termination of Agreement. The Parties may terminate this Agreement as provided below:

                                    (i) By mutual written consent of the
                  Parties at any time prior to the Closing;

                                    (ii) Buyer may terminate this Agreement by
                  giving written notice to Sellers at any time prior to the Closing if any of Sellers has breached any material representation, warranty or covenant contained in this Agreement in any material respect, Buyer has notified Sellers of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach; and

                                    (iii) Any Seller may terminate this
                  Agreement by giving written notice to Buyer at any time prior to the Closing if Buyer has breached any material representation, warranty or covenant contained in this Agreement in any material respect, such Seller has notified Buyer of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach.

           (b) Effect of Termination. If any Party terminates this Agreement pursuant to Section 9(a) above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party (except for any Liability of any Party then in breach).

           10.    Miscellaneous.

                  (a) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

                  (b) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

                  (c) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

                  (d) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Party; provided, however, that Buyer may
(i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder).

                  (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. This Agreement may be executed by any party by delivery of a facsimile signature, which signature shall have the same force and effect as an original signature. Any Party which delivers a facsimile signature shall promptly thereafter deliver an originally executed signature to the other Parties; provided, however, that the failure to deliver an original signature page shall not affect the validity of any signature delivered by facsimile.

                  (f) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (g) Notices. All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

           If to Parent or
           Seller Subsidiaries:      Newpark Resources, Inc.
                                     3850 North Causeway Boulevard, Suite 1770
                                     Metairie, Louisiana 70002-1752
                                     Attention:  Chief Financial Officer
                                     Telecopy:  (504) 833-9506

           Copy to:                  Ervin, Cohen & Jessup LLP
                                     9401 Wilshire Blvd., 9th Floor
                                     Beverly Hills, CA 90212-2974
                                     Attn:  Bertram K. Massing, Esq.
                                     Telecopy:  (310) 859-5224

           If to Buyer:              Tuboscope Inc.
                                     2835 Holmes Road
                                     Houston, Texas 77051
                                     Attention:  Chief Financial Officer
                                     Telecopy:  (713) 799-5100

           Copy to:                  Latham & Watkins
                                     650 Town Center Drive, 20th Floor
                                     Costa Mesa, California 92626
                                     Attention:  Patrick T.  Seaver, Esq.
                                     Telecopy:  (714) 755-8290

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

                  (h) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

                  (i) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Buyer and

Sellers. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

                  (j) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

                  (k) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

                  (l) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with particularity and describes the relevant facts in detail.

                  (m) Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

                  (n) Specific Performance. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 10(o) below), in addition to any other remedy to which it may be entitled, at law or in equity.

                  (o) Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in Houston, Texas, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Nothing in this Section 10(o), however, shall affect the right of any Party to serve legal process in any other manner permitted by law or in equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity.



                                     *****

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                              TUBOSCOPE INC., a
                              Delaware corporation



                              By:
                                  ---------------------------------------------
                                  Name:    Joseph C. Winkler
                                  Title:   Executive Vice President, Chief
                                           Financial Officer and Treasurer

                              NEWPARK RESOURCES, INC., a
                              Delaware corporation



                              By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                              NEWPARK DRILLING FLUIDS, INC., a
                              Texas corporation



                              By:
                                   --------------------------------------------
                                   Name:
                                   Title:

                              NEWPARK HOLDINGS, INC., a
                              Louisiana corporation



                              By:
                                   --------------------------------------------
                                   Name:
                                   Title:

                                   SCHEDULE 1

                                Acquired Assets




A.  CORE ASSETS:

Newpark Resources, Inc.
Processing Service Assets
As of October 31, 1999


                                                                            Book Value
                                                           Units             ($000's)
                                                           -----            ----------
Gulf Coast Business Unit:

Land, Buildings and Contents
     Royalton Yard                                                             582

1850 Centrifuges - Gulf Coast                                2                 138

Tornado Dryers and Components                                3                 651

5500 Centrifuges and VFD's                                  28               7,227

Pumps                                                                          773

                                                                            ------
                                              Subtotal                       9,371

Mid-Continent Business Unit:

1850 Centrifuges w/VFD's                                    15                 839

5500 Centrifuges w/VFD's                                     4                 972

Pumps                                                       12                 100

                                                                            ------
                                              Subtotal                       1,911

SOLOCO:

PAH Pump and 350KW Generator                                                   200

                                                                            ------
                                                 TOTAL                      11,482


B.  NON-CORE ASSETS:


Newpark Resources, Inc.
Processing Service Assets
As of October 31, 1999

                                                                        Book Value
                                                           Units         ($000's)
                                                           -----        ----------
Gulf Coast Business Unit:

Trucks, trailers, transportation equipment                                  129

Shakers                                                                     298

Mud Cleaners                                                                140

Screen Boxes                                                                 41

Stands                                                                      218

Tanks                                                                       169

Motors, Drives, Miscellaneous Equipment, Spares                             267

                                                                         -------
                                              Subtotal                    1,262

Mid-Continent Business Unit:

Stands                                                       9               49

Shakers                                                      6               97

Miscellaneous parts and equipment                                            80

                                                                        -------
                                              Subtotal                      226

                                                                        -------
                                                 TOTAL                    1,488



                                   EXHIBIT A

                              Form of Bill of Sale


                                  BILL OF SALE

                  For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Newpark Resources, Inc., a Delaware corporation ("Parent"), Newpark Drilling Fluids, Inc., a Texas corporation ("NDA"), and Newpark Holdings, Inc., a Louisiana corporation (together with NDA, "Selling Subsidiaries" and together with Parent, "Sellers"), do hereby grant, bargain, transfer, sell, assign, convey and deliver to Tuboscope Inc., a Delaware corporation ("Buyer"), all right, title and interest in and to the Owned Assets as such term is defined in the Asset Purchase Agreement dated as of November 12, 1999, by and among Sellers and Buyer (the "Agreement"). Buyer hereby acknowledges that Buyer is accepting the Owned Assets on an "AS IS" basis and in "WITH ALL FAULTS" condition and Sellers are making no representation or warranty with respect to the assets being conveyed hereby except as specifically set forth in the Agreement. Sellers for themselves, their successors and assigns hereby covenant and agree that, at any time and from time to time forthwith upon the written request of Buyer, Sellers will, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, each and all of such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required by Buyer in order to assign, transfer, set over, convey, assure and confirm unto and vest in Buyer, its successors and assigns, title to the assets sold, conveyed, transferred and delivered by this Bill of Sale.

                  This Bill of Sale is being executed and delivered by Sellers pursuant to the terms of the Agreement. Executed at _______________________, this ______ day of ___________, 1999.


NEWPARK RESOURCES, INC., a                       [SELLING SUBSIDIARY], a
Delaware corporation                             ______________ corporation



By:                                              By:
     -----------------------                         ---------------------------
      Name:                                           Name:
      Title:                                          Title:






STATE OF ____________________       )
                                            )  ss.
COUNTY OF __________________        )

On _______________________, before me, ___________________, personally appeared
____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



_________________________________                                      [SEAL]
  Notary Public in and for said
       County and State





STATE OF ____________________       )
                                    )
COUNTY OF __________________        )

On _______________________, before me, ___________________, personally appeared
____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



_________________________________                                  [SEAL]
Notary Public in and for said
    County and State

                                   EXHIBIT B

                  Form of Assignment and Assumption Agreement


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

                  Pursuant to that certain Asset Purchase Agreement, dated November 12, 1999 (the "Agreement"), by and among Tuboscope Inc., a Delaware corporation ("Buyer"), on the one hand, and Newpark Resources, Inc., a Delaware corporation ("Parent"), Newpark Drilling Fluids, Inc., a Texas corporation ("NDF"), and Newpark Holdings, Inc., a Louisiana corporation (together with NDF, "Selling Subsidiary" and together with Parent, "Sellers"), for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, Sellers hereby assign their rights, title and interest to the Acquired Assets (as defined in the Agreement) and duties and obligations evidenced by the Assumed Liabilities (as defined in the Agreement), and Buyer hereby accepts and assumes the Acquired Assets and Assumed Liability, respectively, in each case by, and subject to the terms and conditions of the Agreement. Except as expressly assumed herein, Buyer does not assume and shall not in any manner be responsible for any liability (including without limitation any contingent liability), obligation, lien or encumbrance of Sellers.


TUBOSCOPE INC., a                             NEWPARK RESOURCES, INC., a
Delaware corporation                          Delaware corporation



By:                                           By:
     ------------------------                      ----------------------------
      Name:                                         Name:
      Title:                                        Title:



NEWPARK DRILLING FLUIDS, INC., a              NEWPARK HOLDINGS, INC., a
Texas corporation                             Louisiana corporation



By:                                           By:
     -----------------------                       ----------------------------
      Name:                                         Name:
      Title:                                        Title:

                                   EXHIBIT C

                         Form of Special Warranty Deed


                             SPECIAL WARRANTY DEED

THE STATE OF TEXAS                  )
                                    )        Known All Men by These Presents:
COUNTY OF ___________               )

                  That NEWPARK DRILLING FLUIDS, INC., a Texas corporation, as Grantor, for and in consideration of the sum of TEN AND NO/100 ($10.00) DOLLARS to it in hand paid by TUBOSCOPE INC., a Delaware corporation, has Granted, Sold and Conveyed and by these presents does Grant, Sell and Convey, unto the said TUBOSCOPE INC., whose address is 2835 Holmes Road, Houston, Texas 77051, all right, title and interest in and to the real property described on Exhibit "A" attached hereto and made a part hereof.

                  This conveyance is expressly made subject to any and all restrictions, covenants, conditions and easements, if any, relating to the property conveyed, but only to the extent they are still in effect and shown of record, and to all zoning laws, regulations and ordinances of municipal and other governmental authorities, if any, but only to the extent that they are still in effect relating to the herein described property.

                  TO HAVE AND TO HOLD the above described premises, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantor, its heirs and assigns forever and the undersigned does hereby bind itself, its successors and assigns, to Warrant and Forever Defend, all and singular the said premises unto the said TUBOSCOPE INC., its heirs and assigns, against any and all acts, conveyances, liens and encumbrances affecting such property made or suffered to be made or done by, through or under Grantor, but not otherwise.

                  IN WITNESS WHEREOF, the Grantor has signed these presents at Houston, Texas this ___ day of ______, 1999.


                                 NEWPARK DRILLING FLUIDS, INC.

                                 By:
                                      -----------------------------------------
                                 Name:
                                       ----------------------------------------
                                 Title:
                                       ----------------------------------------



State of Texas            )
                          )
County of Harris          )


                  On ___________, 1999, before me, ________________________, a notary public in and for the State of Louisiana, personally appeared ________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the within instrument the person, or the entity upon behalf of which the person acted, executed the within instrument.

WITNESS my hand and official seal.



_________________________________   (Seal)
Notary Public

                                   EXHIBIT D

                              Allocation Schedule